UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21918

Oppenheimer Global Multi Strategies Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 2/28/2014

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS February 28, 2014 Unaudited

	Shares	Value
Common Stocks—4.3%
Accelrys, Inc.[1]	17,248	$215,255
ATMI, Inc.[1]	6,370	216,644
Beam, Inc.	2,545	211,133
Cadence Pharmaceuticals, Inc.[1]	15,540	217,405
Chindex International, Inc.[1]	11,227	216,120
Goldman Sachs Group, Inc. (The)	524	87,220
Jones Group, Inc. (The)	14,004	209,220
LCA-Vision, Inc.[1]	40,588	220,799
LSI Corp.	8,968	99,455
Material Sciences Corp.[1]	16,719	212,498
NTS, Inc.[1]	50,000	99,500
Supertex, Inc.[1]	6,503	214,144
Tower Group International Ltd.	67,631	186,661
Trunkbow International Holdings Ltd.[1]	69,444	97,916
UNS Energy Corp.	1,649	99,781
Xyratex Ltd.	15,676	206,766
Zale Corp.[1]	10,423	226,492
Zoltek Cos., Inc.[1]	5,882	98,523

Total Common Stocks (Cost $3,111,997)		3,135,532

	Principal Amount
Mortgage-Backed Obligations—0.9%
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 177, Cl. IO, 3.393%, 7/1/26[2]	$290,082	53,538
Series 2601, Cl. GS, 0.00% , 11/15/17[2,3]	4,503	16
Series 2639, Cl. SA, 4.067%, 7/15/22[2]	27,267	586
Series 2815, Cl. PT, 11.923%, 11/15/32[2]	207,252	20,971
Series 2922, Cl. SE, 7.109%, 2/15/35[2]	29,895	5,361
Series 3005, Cl. WI, 0.00%, 7/15/35[2,4]	31,489	917
Series 3031, Cl. BI, 3.68%, 8/15/35[2]	352,829	69,204
Series 3201, Cl. SG, 6.285%, 8/15/36[2]	160,545	26,417
Series 3606, Cl. SN, 4.198%, 12/15/39[2]	193,874	32,806
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2003-33, Cl. IA, 5.268%, 5/25/33[2]	73,750	16,557
Series 2003-52, Cl. NS, 2.655%, 6/25/23[2]	110,733	15,463
Series 2004-56, Cl. SE, 11.527%, 10/25/33[2]	141,404	27,216
Series 2005-12, Cl. SC, 6.395%, 3/25/35[2]	15,087	2,591
Series 2005-14, Cl. SE, 19.681%, 3/25/35[2]	245,208	38,176
Series 2005-6, Cl. SE, 13.305%, 2/25/35[2]	255,902	45,371
Series 2005-87, Cl. SE, 12.471%, 10/25/35[2]	189,784	26,656
Series 2006-53, Cl. US, 10.543%, 6/25/36[2]	148,341	24,854
Series 2007-88, Cl. XI, 19.492%, 6/25/37[2]	298,619	45,840
Series 2010-116, Cl. BI, 0.00%, 8/25/20[2,4]	477,201	42,265
Series 2011-96, Cl. SA, 2.481%, 10/25/41[2]	731,207	120,688
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-76, Cl. SG, 4.472%, 10/16/29[2]	279,274	56,656

Total Mortgage-Backed Obligations (Cost $755,327)		672,149

1  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes—30.8%
Consumer Discretionary—2.7%
Automobiles—0.4%
Chrysler Group LLC/CG Co.-Issuer, Inc., 8.25% Sec. Nts., 6/15/21	$250,000	$284,375
Diversified Consumer Services—0.3%
Laureate Education, Inc., 9.25% Sr. Unsec. Nts., 9/1/19[5]	250,000	268,750
Hotels, Restaurants & Leisure—0.5%
Caesars Entertainment Operating Co., Inc., 10% Sec. Nts., 12/15/18	250,000	121,250
MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	200,000	230,500

		351,750
Media—1.2%
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50% Sr. Unsec. Nts., 4/30/21	250,000	268,438
Cengage Learning Acquisitions, Inc., 10.50% Sr. Unsec. Nts., 1/15/15[5,6]	250,000	82,500
Clear Channel Communications, Inc., 9% Sr. Sec. Nts., 3/1/21	250,000	263,125
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	250,000	263,750

		877,813
Specialty Retail—0.3%
Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[5]	200,000	211,500
Consumer Staples—1.3%
Food Products—1.3%
Big Heart Pet Brands, 7.625% Sr. Unsec. Nts., 2/15/19	250,000	260,625
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[5]	500,000	415,100
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	250,000	273,438

		949,163
Energy—5.2%
Energy Equipment & Services—0.7%
CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20	225,000	246,442
Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	250,000	270,625

		517,067
Oil, Gas & Consumable Fuels—4.5%
Access Midstream Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	250,000	256,250
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[5]	450,000	465,187
Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21	250,000	202,500
Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	200,000	189,500
EP Energy LLC/EP Energy Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	250,000	290,625
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	250,000	255,625
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	200,000	219,000
NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[5]	200,000	198,750
Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[5]	450,000	387,000
Sabine Pass Liquefaction LLC, 5.875% Sr. Sec. Nts., 2/1/21[5]	250,000	257,500
Samson Investment Co., 10.75% Sr. Unsec. Nts., 2/15/20[5]	250,000	279,063

2  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
SandRidge Energy, Inc., 7.50% Sr. Unsec. Nts., 3/15/21	$250,000	$265,625

		3,266,625
Financials—5.6%
Capital Markets—0.4%
Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	250,000	275,313
Commercial Banks—4.4%
Banco BMG SA, 8.875% Sub. Nts., 8/5/20[5]	550,000	537,625
Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[5,7,8]	300,000	318,000
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub. Nts., 2/2/22[5]	500,000	506,250
Banco Panamericano SA, 8.50% Sub. Nts., 4/23/20[5]	425,000	451,562
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	250,000	242,500
HBOS plc, 6.75% Sub. Nts., 5/21/18[5]	200,000	228,837
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[5,7]	450,000	453,375
Royal Bank of Scotland Group plc, 6.125% Sub. Nts., 12/15/22	250,000	263,322
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[5]	200,000	210,750

		3,212,221
Consumer Finance—0.4%
SLM Corp., 8.45% Sr. Unsec. Nts., 6/15/18	250,000	296,875
Real Estate Management & Development—0.4%
Evergrande Real Estate Group Ltd., 13% Sr. Unsec. Nts., 1/27/15[5]	250,000	266,250
Health Care—2.2%
Health Care Equipment & Supplies—0.8%
Biomet, Inc., 6.50% Sr. Unsec. Nts., 8/1/20	250,000	270,937
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	250,000	290,313

		561,250
Health Care Providers & Services—1.0%
CHS/Community Health Systems, Inc., 8% Sr. Unsec. Nts., 11/15/19	250,000	279,000
DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Nts., 8/15/22	200,000	212,500
Tenet Healthcare Corp., 8.125% Sr. Unsec. Nts., 4/1/22	250,000	280,625

		772,125
Pharmaceuticals—0.4%
Valeant Pharmaceuticals International, 6.375% Sr. Unsec. Nts., 10/15/20[5]	250,000	274,375
Industrials—2.2%
Aerospace & Defense—0.4%
Bombardier, Inc., 6.125% Sr. Nts., 1/15/23[5]	250,000	254,375
Machinery—0.7%
Algeco Scotsman Global Finance plc, 8.50% Sr. Sec. Nts., 10/15/18[5]	250,000	273,750
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	250,000	262,187

		535,937
Trading Companies & Distributors—1.1%
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	250,000	275,000

3  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Trading Companies & Distributors (Continued)
International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	$200,000	$237,000
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	250,000	285,313

		797,313
Information Technology—2.3%
Communications Equipment—0.7%
Alcatel-Lucent USA, Inc., 6.45% Sr. Unsec. Nts., 3/15/29	250,000	244,375
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[5]	250,000	249,375

		493,750
Computers & Peripherals—0.4%
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[5]	250,000	257,812
IT Services—0.3%
First Data Corp., 12.625% Sr. Unsec. Nts., 1/15/21	200,000	240,000
Software—0.9%
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[5]	200,000	215,500
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[5]	200,000	211,250
Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	200,000	227,000

		653,750
Materials—4.7%
Chemicals—1.1%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%
Sr. Sec. Nts., 2/1/18	250,000	261,875
Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	250,000	268,750
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19[5]	250,000	261,250

		791,875
Construction Materials—0.4%
Cemex SAB de CV, 9% Sr. Sec. Nts., 1/11/18[5]	250,000	273,438
Metals & Mining—3.2%
AngloGold Ashanti Holdings plc, 8.50% Sr. Unsec. Nts., 7/30/20	250,000	275,937
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[5]	300,000	314,625
CSN Resources SA, 6.50% Sr. Unsec. Nts., 7/21/20[5]	700,000	709,625
Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[5]	200,000	183,000
First Quantum Minerals Ltd.:
6.75% Sr. Unsec. Nts., 2/15/20[5]	143,000	148,005
7.00% Sr. Unsec. Nts., 2/15/21[5]	143,000	148,362
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	250,000	282,500
Vedanta Resources plc, 6% Sr. Unsec. Nts., 1/31/19[5]	250,000	248,438

		2,310,492
Telecommunication Services—3.5%
Diversified Telecommunication Services—1.8%
CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22	250,000	257,500

4  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[5]	$250,000	$265,625
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	250,000	290,000
Level 3 Financing, Inc., 8.125% Sr. Unsec. Nts., 7/1/19	250,000	276,875
Nara Cable Funding Ltd., 8.875% Sr. Sec. Nts., 12/1/18[5]	200,000	218,500

		1,308,500
Wireless Telecommunication Services—1.7%
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	250,000	257,500
NII Capital Corp., 7.625% Sr. Unsec. Nts., 4/1/21	250,000	94,375
Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23[5]	250,000	277,500
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748% Sr. Unsec. Nts., 2/2/21[5]	300,000	322,875
VimpelCom Holdings BV, 7.504% Sr. Unsec. Nts., 3/1/22[5]	250,000	261,438

		1,213,688
Utilities—1.1%
Electric Utilities—1.1%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17[6]	250,000	220,625
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10% Sr. Sec. Nts., 12/1/20	250,000	261,250
FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31	250,000	288,631

		770,506

Total Non-Convertible Corporate Bonds and Notes (Cost $21,970,085)		22,286,888
Event-Linked Bonds—16.4%
Earthquake—3.2%
Bosphorus 1 Re Ltd. Catastrophe Linked Nts., 2.535%, 5/3/16[5,7]	506,000	507,278
Embarcadero Reinsurance Ltd. Catastrophe Linked Nts.:
6.669%, 8/4/14[5,7]	250,000	253,000
7.417%, 2/13/15[5,7]	250,000	257,850
Golden State Re Ltd. Catastrophe Linked Nts., 3.785%, 1/8/15[5,7]	250,000	254,425
Kibou Ltd. Catastrophe Linked Nts., 5.285%, 2/16/15[5,7]	250,000	257,900
Kizuna II Re Ltd. Catastrophe Linked Nts., 4/6/18[5,9]	250,000	250,000
Lakeside Re III Ltd. Catastrophe Linked Nts., 8.035%, 1/8/16[5,7]	250,000	267,231
MultiCat Mexico Ltd. 2012-I, Cl. A Catastrophe Linked Nts., 8.035%, 12/4/15[5,7]	250,000	259,081

		2,306,765
Multiple Event—6.2%
Atlas IX Capital Ltd. Catastrophe Linked Nts., 3.437%, 1/17/19[5,7]	500,000	512,575
Blue Danube II Ltd. Catastrophe Linked Nts., 4.297%, 5/23/16[5,7]	297,000	303,512
Caelus Re 2013 Ltd. Catastrophe Linked Nts., 6.885%, 4/7/17[5,7]	410,000	426,871
Combine Re Ltd. Catastrophe Linked Nts.:
4.535%, 1/7/15[5,7]	250,000	254,825
10.035%, 1/7/15[5,7]	275,000	291,830
17.785%, 1/7/15[5,7]	250,000	271,350
East Lane Re Ltd. Catastrophe Linked Nts., 6.685%, 3/13/15[5,7]	250,000	258,825
Mona Lisa Re Ltd. Catastrophe Linked Nts., 7.335%, 7/7/17[5,7]	250,000	266,312
Mystic Re Ltd. Catastrophe Linked Nts., 12.035%, 3/12/15[5,7]	250,000	266,650
Mythen Re Ltd. Catastrophe Linked Nts., 11.032%, 5/7/15[5,7]	250,000	269,575

5  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Multiple Event (Continued)
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.:
8.935%, 12/6/15[5,7]		$250,000	$263,300
4.535%, 12/6/16[5,7]		250,000	259,963
8.035%, 6/6/16[5,7]		250,000	276,262
Tradewynd Re Ltd. Catastrophe Linked Nts., 7.035%, 1/9/17[5,7]		300,000	307,905
VenTerra Re Ltd. Catastrophe Linked Nts., 3.785%, 1/9/17[5,7]		250,000	256,588

			4,486,343
Other—1.4%
Kortis Capital Ltd. Catastrophe Linked Nts., 5.058%, 1/15/17[5,7]		250,000	263,362
Vitality Re IV Ltd. Catastrophe Linked Nts., 3.785%, 1/9/16[5,7]		250,000	258,188
Vitality Re V Ltd. Catastrophe Linked Nts., 1.785%, 1/7/19[7,10]		500,000	501,875

			1,023,425
Windstorm—5.6%
Armor Re Ltd. Catastrophe Linked Nts., 4.25%, 5/14/14[7,10]		279,000	279,711
Atlas VI Capital Ltd. Catastrophe Linked Nts., 8%, 4/9/15[5,7]	EUR	250,000	358,783
Calypso Capital II Ltd. Catastrophe Linked Nts., 2.60%, 1/9/17[5,7]	EUR	250,000	351,666
East Lane Re V Ltd. Catastrophe Linked Nts., 10.785%, 3/16/16[5,7]		250,000	275,506
Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.807%, 1/9/17[5,7]	EUR	319,000	448,153
Ibis Re II Ltd. Catastrophe Linked Nts., 4.035%, 6/28/16[5,7]		255,000	259,928
Johnston Re Ltd. Catastrophe Linked Nts., 7.635%, 5/8/14[5,7]		250,000	252,488
Longpoint Re Ltd. Catastrophe Linked Nts., 6.035%, 6/12/15[5,7]		250,000	260,950
MultiCat Mexico Ltd. 2012-I, Cl. A Catastrophe Linked Nts.:
7.535%, 12/4/15[5,7]		250,000	259,406
7.785%, 12/4/15[5,7]		250,000	260,106
Pelican Re Ltd. Catastrophe Linked Nts., 13.785%, 4/13/15[5,7]		250,000	266,550
Queen City Re Catastrophe Linked Nts., 3.535%, 1/6/17[5,7]		250,000	250,038
Queen Street VIII Re Ltd. Catastrophe Linked Nts., 6.535%, 6/8/16[5,7]		262,000	268,426
Tar Heel Re Ltd. Catastrophe Linked Nts., 8.535%, 5/9/16[5,7]		250,000	267,163

			4,058,874

Total Event-Linked Bonds (Cost $11,559,934)			11,875,407

	Shares
Investment Companies—12.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.07%[11,12]		2,283,011	2,283,011
Oppenheimer Master Loan Fund, LLC[11]		235,521	3,372,713
PowerShares Senior Loan Portfolio Exchange Traded Fund		131,661	3,274,409

Total Investment Companies (Cost $8,916,917)			8,930,133

	Principal Amount
Short-Term Notes—24.0%
United States—24.0%
United States Treasury Bills:
0.05%, 7/24/14[13]		$14,000,000	13,997,284

6  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
United States (Continued)
United States Treasury Bills: (Continued)
0.242%, 3/6/14[13,14,15]	$3,352,000	$3,351,997

Total Short-Term Notes (Cost $17,349,194)		17,349,281
Total Investments, at Value (Cost $63,663,454)	88.8%	64,249,390
Assets in Excess of Other Liabilities	11.2%	8,088,780

Net Assets	100.0%	$72,338,170

Footnotes to Consolidated Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

EUR             Euro

1.	Non-income producing security.
2.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $672,149 or 0.93% of the Fund’s net assets as of February 28, 2014.
3.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.
4.	Interest rate is less than 0.0005%.
5.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $22,000,938 or 30.41% of the Fund’s net assets as of February 28, 2014.
6.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See accompanying Consolidated Notes.
7.	Represents the current interest rate for a variable or increasing rate security.
8.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.
9.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after February 28, 2014. See accompanying Consolidated Notes.
10.	Restricted security. The aggregate value of restricted securities as of February 28, 2014 was $781,586, which represents 1.08% of the Fund’s net assets. See accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
Armor Re Ltd. Catastrophe Linked Nts., 4.25%, 5/14/14	5/8/13	$279,000	$279,711	$711
Vitality Re V Ltd. Catastrophe Linked Nts., 1.785%, 1/7/19	1/17/14	500,000	501,875	1,875

		$779,000	$781,586	$2,586

7  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

11.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 31, 2013	Gross Additions	Gross Reductions	Shares February 28, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	15,430,912	34,014,092	47,161,993	2,283,011
Oppenheimer Master Loan Fund, LLC	235,521	—	—	235,521

	Value	Income		Realized Gain
Oppenheimer Institutional Money Market Fund, Cl. E	$2,283,011	$11,657		$—
Oppenheimer Master Loan Fund, LLC	3,372,713	149,856	[a]	16,436	[a]

Total	$5,655,724	$161,513		$16,436

a.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.
12.	Rate shown is the 7-day yield as of February 28, 2014.
13.	Zero coupon bond reflects effective yield on the date of purchase.
14.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,926,000. See accompanying Consolidated Notes.
15.	All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $10,000. See accompanying Consolidated Notes.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$48,606,438	75.7%
Brazil	2,523,063	3.9
Supranational	1,669,367	2.6
Cayman Islands	1,285,438	2.0
Mexico	1,146,406	1.8
Russia	1,049,500	1.6
India	984,313	1.5
United Kingdom	972,675	1.5
Bermuda	773,590	1.2
Eurozone	710,449	1.1
Ukraine	598,100	0.9
Canada	550,743	0.9
Japan	507,900	0.8
Luxembourg	507,693	0.8
France	448,153	0.7
Venezuela	387,000	0.6
Australia	314,625	0.5
South Africa	275,937	0.4
China	266,250	0.4
Colombia	242,500	0.4

8  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Geographic Holdings (Continued)	Value	Percent
Ireland	$218,500	0.4%
Turkey	210,750	0.3

Total	$64,249,390	100.0%

Forward Currency Exchange Contracts as of February 28, 2014

Counterparty	Settlement Month(s)	Purchased	Currency (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	01/2015	AUD	190	USD	167	$—	$1,286
BAC	01/2015	CHF	160	USD	180	2,081	—
BAC	01/2015	JPY	109,000	USD	1,066	8,070	—
BAC	01/2015	USD	1,196	AUD	1,385	—	12,248
BAC	01/2015	USD	347	GBP	210	—	3,788
BNP	04/2014	USD	97	ZAR	1,100	—	4,648
BOA	03/2014	ARS	9,430	USD	1,167	29,838	—
BOA	03/2014	USD	1,098	ARS	9,430	—	99,129
BOA	04/2014	USD	1,163	CLP	654,000	—	610
CITNA-B	01/2015	CAD	780	USD	699	443	—
CITNA-B	01/2015	EUR	3,090	USD	4,179	87,546	—
CITNA-B	01/2015	GBP	855	USD	1,403	24,668	—
CITNA-B	04/2014	MXN	15,100	USD	1,114	19,519	—
CITNA-B	01/2015	USD	1,032	CAD	1,150	1,549	478
CITNA-B	01/2015	USD	2,066	EUR	1,525	—	39,824
CITNA-B	01/2015	USD	518	JPY	54,000	—	13,860
CITNA-B	04/2014	USD	1,121	MXN	15,100	—	12,998
CITNA-B	04/2014	USD	1,100	ZAR	12,110	—	15,320
DEU	01/2015	EUR	3,115	USD	4,277	23,992	—
DEU	03/2014	GBP	710	USD	1,184	5,219	—
DEU	01/2015	USD	262	CHF	235	—	6,522
DEU	01/2015	USD	1,138	EUR	831	—	9,009
DEU	03/2014	USD	1,184	GBP	710	—	5,361
GSCO-OT	01/2015	USD	170	AUD	195	174	—
GSCO-OT	01/2015	USD	4,258	EUR	3,120	—	50,545
GSCO-OT	01/2015	USD	1,060	JPY	108,000	—	4,018
JPM	01/2015	USD	703	GBP	430	—	14,686
MSCO	01/2015	AUD	1,485	USD	1,274	22,285	—
MSCO	01/2015	CHF	155	USD	173	4,317	—
MSCO	01/2015	JPY	108,000	USD	1,071	—	7,345
RBS	01/2015	CAD	765	USD	684	1,314	—
RBS	04/2014	USD	1,149	RUB	41,400	8,389	—

Total Unrealized Appreciation and Depreciation						$239,404	$301,675

Futures Contracts as of February 28, 2014:

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Brent Crude Oil	ICE	Buy	3/14/14	3	$327,210	$11,726
CAC40 10 Euro Index	PAR	Sell	3/21/14	149	9,059,530	(154,386)
CBOE Volatility Index	CBE	Sell	4/15/14	55	863,500	(9,200)
Coffee “C”	NYB	Buy	5/19/14	8	540,900	135,747
Cotton No. 2	NYB	Buy	5/7/14	8	348,560	3,340

9  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Futures Contracts (Continued)

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
FTSE 100 Index	LIF	Sell	3/31/14	79	$8,963,271	$(378,411)
Lean Hogs	CME	Sell	4/14/14	9	384,660	(47,212)
Live Cattle	CME	Sell	4/30/14	6	347,940	(13,636)
London Metal Exchange Lead	LME	Sell	3/17/14	7	371,263	15,336
London Metal Exchange Nickel	LME	Buy	3/17/14	4	352,776	18,306
Natural Gas	NYM	Sell	3/27/14	8	368,720	(11,272)
S&P 500 E-Mini Index	CME	Buy	3/28/14	97	10,495,440	426,189
S&P/TSX 60 Index	MON	Sell	3/20/14	16	2,347,765	(145,079)
SPI 200 Index	SFE	Sell	3/20/14	32	3,852,096	(234,324)
Sugar #11 World	NYB	Buy	4/30/14	20	395,584	42,061
U.S. Treasury Long Bonds	CBT	Buy	6/19/14	55	7,318,437	27,395
U.S. Treasury Nts., 2 yr.	CBT	Sell	6/30/14	12	2,638,500	(183)
U.S. Treasury Nts., 10 yr.	CBT	Sell	6/19/14	2	249,063	(902)
Wheat	CBT	Sell	5/14/14	12	361,350	(25,080)

						$(339,585)

Over-the-Counter Credit Default Swaps at February 28, 2014

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value
Alcoa, Inc.	FIB	Sell	1.000%	3/20/19 USD	3,520	$138,451	$(112,865)
Barrick Gold Corp.	BAC	Sell	1.000%	3/20/19 USD	3,520	132,891	(101,932)
Boton Scientific Corp.	DEU	Sell	1.000%	3/20/19 USD	3,520	(54,812)	50,426
Johnson Controls, Inc.	GSG	Buy	1.000%	3/20/19 USD	3,520	51,607	(51,555)
Southwest Airlines Co.	GSG	Sell	1.000%	3/20/19 USD	3,520	(40,873)	43,827
Staples, Inc.	GSG	Buy	1.000%	3/20/19 USD	3,520	(222,390)	198,949
Tyson Foods, Inc.	FIB	Sell	1.000%	3/20/19 USD	3,520	(32,207)	38,909
Whirlpool Corp.	BNP	Buy	1.000%	3/20/19 USD	3,520	(29,121)	(13,878)
XLIT Ltd.	DEU	Buy	1.000%	3/20/19 USD	3,520	67,087	(72,628)
YUM! Brands, Inc.	BAC	Buy	1.000%	3/20/19 USD	3,520	67,087	(77,868)

Total of Over-the-Counter Credit Default Swaps						$77,720	$(98,615)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	$17,600,000	$—	BBB- to BBB+

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.
**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

10  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Cleared Interest Rate Swaps at February 28, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
BAC	Receive	Six-Month CHF BBA LIBOR	1.365	2/6/24	CHF	4,765	$(23,890)
BAC	Receive	Six-Month JPY BBA LIBOR	0.805	2/6/24	JPY	535,000	(11,645)
BAC	Pay	Three-Month USD BBA LIBOR	2.768	2/6/24	USD	5,280	13,863
BAC	Pay	Three-Month NZD BBR FRA	5.020	2/7/24	NZD	6,510	17,887

Total of Cleared Interest Rate Swaps							$(3,785)

Over-the-Counter Total Return Swaps at February 28, 2014

Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value
CGAUOCAD Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR plus 30 basis points	3/11/14	CAD	3,912	$201,478
CGAUOPAU Custom Basket	CITNA-B	Receive	One-Month AUD BBR BBSW plus 50 basis points	3/11/14	AUD	3,971	395,960
DBOPSPLG Custom Basket	DEU	Receive	One-Month USD BBA LIBOR plus 30 basis points	2/6/15	USD	5,147	452,347
DBOPSPST Custom Basket	DEU	Pay	One-Month USD BBA LIBOR minus 30 basis points	2/6/15	USD	5,160	(353,533)
GSEHOPHK Custom Basket	GSG	Receive	One-Month HKD HIBOR HKAB plus 40 basis points	2/12/15	HKD	27,440	243,263
GSOPSPS3 Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	1/8/15	USD	11,280	717,053
HIH4 Index	GSG	Pay	No Floating Rate	4/7/14	HKD	14,488	(43,425)
MLTROPFR Custom Basket	BOA	Receive	One-Month EUR EURIBOR plus 29 basis points	1/9/15	EUR	6,170	591,994
MLTROPUK Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	1/9/15	GBP	5,076	587,077
OEX Index	GSG	Pay	One-Month USD BBA LIBOR plus 5 basis points	4/7/14	USD	313	(18,561)
OEX Index	GSG	Pay	One-Month USD BBA LIBOR plus 5 basis points	1/8/15	USD	1,128	(66,956)
OEX Index	GSG	Pay	One-Month USD BBA LIBOR plus 5 basis points	1/8/15	USD	824	(48,899)

11  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Over-the-Counter Total Return Swaps (Continued)

Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value
OEX Index	GSG	Pay	One-Month USD BBA LIBOR plus 5 basis points	1/20/15	USD	9,462	$(114,535)

Total of Over-the-Counter Total Return Swaps							$2,543,263

*	Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Volatility Swaps at February 28, 2014

Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date	Notional Amount		Value
CAD/JPY spot exchange rate	JPM	Receive	10.650	3/7/14	CAD	2,900	$5,683
EUR/NZD spot exchange rate	MOS-A	Receive	10.000	3/18/14	EUR	1,900	1,810
EUR/NZD spot exchange rate	BOA	Receive	10 .150	3/14/14	EUR	1,900	2,754
EUR/NZD spot exchange rate	JPM	Receive	9.500	3/13/14	EUR	1,900	1,626
EUR/NZD spot exchange rate	DEU	Receive	10.150	3/18/14	EUR	1,900	1,705
EUR/SEK spot exchange rate	MOS-A	Receive	6 .500	3/11/14	EUR	1,900	(1,836)
EUR/SEK spot exchange rate	MOS-A	Receive	7.100	3/10/14	EUR	1,900	105
EUR/SEK spot exchange rate	BOA	Receive	6.950	3/6/14	EUR	1,900	367
EUR/SEK spot exchange rate	JPM	Receive	6.200	3/12/14	EUR	1,900	(2,937)
GBP/CAD spot exchange rate	BOA	Receive	10.300	3/5/14	GBP	1,600	(9,351)
GBP/NZD spot exchange rate	MOS-A	Receive	10.700	3/20/14	GBP	1,600	4,072
GBP/NZD spot exchange rate	DEU	Receive	10.400	3/21/14	GBP	1,600	2,706
iShares MSCI Emerging Markets	GSG	Receive	518.473	4/4/14	USD	286	(2,262)
iShares MSCI Emerging Markets	GSG	Receive	610.584	4/8/14	USD	263	(38,695)
iShares MSCI Emerging Markets	GSG	Receive	582.740	4/7/14	USD	270	73,575
iShares MSCI Emerging Markets	GSG	Receive	492.396	4/4/14	USD	292	19,727
iShares MSCI Emerging Markets	GSG	Receive	612.068	4/7/14	USD	263	(39,860)
iShares MSCI Emerging Markets	GSG	Receive	590.976	4/8/14	USD	267	72,215
iShares MSCI Emerging Markets	GSG	Receive	610.090	4/10/14	USD	263	(31,421)
iShares MSCI Emerging Markets	GSG	Receive	580.810	4/10/14	USD	270	40,924
iShares MSCI Emerging Markets	GSG	Receive	589.518	4/9/14	USD	268	65,344
iShares MSCI Emerging Markets	GSG	Receive	609.102	4/9/14	USD	263	(35,631)
NZD/JPY spot exchange rate	DEU	Receive	11.050	3/31/14	NZD	3,200	(537)
NZD/JPY spot exchange rate	GSG	Receive	11.250	4/3/14	NZD	3,100	(806)
NZD/JPY spot exchange rate	JPM	Receive	10.800	4/4/14	NZD	3,100	—
NZD/JPY spot exchange rate	BOA	Receive	11.100	3/27/14	NZD	3,100	520
NZD/JPY spot exchange rate	DEU	Receive	11.950	3/24/14	NZD	3,200	5,071

12  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Over-the-Counter Volatility Swaps (Continued)

Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date	Notional Amount		Value
NZD/JPY spot exchange rate	BOA	Receive	11.550	3/25/14	NZD	3,200	$2,844
NZD/JPY spot exchange rate	JPM	Receive	11.300	3/26/14	NZD	3,200	1,798

Total of Over-the-Counter Volatility Swaps							$139,510

*	Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:

Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgain Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
NZD	New Zealand Dollar
RUB	Russian Ruble
SEK	Swedish Krona
USD	United States Dollar
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate

13  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Definitions Continued
BBR FRA	Bank Bill Forward Rate Agreement
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CGAUOPAU	Custom Basket of Securities
CGAUOCAD	Custom Basket of Securities
DBOPSPLG	Custom Basket of Securities
DBOPSPST	Custom Basket of Securities
EURIBOR	Euro Interbank Offered Rate
GSEHOPHK	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
MLTROPFR	Custom Basket of Securities
MLTROPUK	Custom Basket of Securities

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
ICE	Intercontinental Exchange
LIF	London International Financial Futures and Options Exchange
LME	London Metal Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

14  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS     February 28, 2014 Unaudited

Oppenheimer Global Multi Strategies Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi Strategies Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The statement of investments have been consolidated and include investments of the Fund and the Subsidiary. At February 28, 2014, the Fund owned 10,000 shares of the Subsidiary with a market value of $3,671,498.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

Securities Sold Short. The Fund may short sell when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out.

As of February 28, 2014, the Fund had no outstanding securities sold short.

15  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of February 28, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$250,000

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

16  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of February 28, 2014 is as follows:

Cost	$274,475
Market Value	$303,125
Market value as % of Net Assets	0.42%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

17  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

18  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation

19  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

20  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

The table below categorizes amounts as of February 28, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks	$3,135,532	$—	$—	$3,135,532
Mortgage-Backed Obligations	—	672,149	—	672,149
Non-Convertible Corporate Bonds and Notes	—	22,286,888	—	22,286,888
Event-Linked Bonds	—	11,875,407	—	11,875,407
Investment Companies	5,557,420	3,372,713	—	8,930,133
Short-Term Note	—	17,349,281	—	17,349,281

Total Investments, at Value	8,692,952	55,556,438	—	64,249,390
Other Financial Instruments:
Swaps, at value	—	3,824,129	—	3,824,129
Variation margin receivable	51,163	—	—	51,163
Variation margin receivable-centrally cleared swaps	—	31,750	—	31,750
Foreign currency exchange contracts	—	239,404	—	239,404

Total Assets	$8,744,115	$59,651,721	$—	$68,395,836

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(1,239,971)	$—	$(1,239,971)
Variation margin payable	(60,192)	—	—	(60,192)
Variation margin payable-centrally cleared swaps	—	(35,535)	—	(35,535)
Foreign currency exchange contracts	—	(301,675)	—	(301,675)

Total Liabilities	$(60,192)	$(1,577,181)	$—	$(1,637,373)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

21  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

22  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended February 28, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $26,066,204 and $27,076,072, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy

23  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the period ended February 28, 2014, the Fund had an ending monthly average market value of $23,348,927 and $18,364,267 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

24  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended February 28, 2014, the Fund had an ending monthly average market value of $67,760 on purchased put options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

25  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended February 28, 2014, the Fund had an ending monthly average market value of $1,019,961 and $271,429 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended February 28, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of
May 31, 2013	445,560,080	$694,572	445,560,360	$2,465,804
Options written	3,204,680,676	6,397,069	3,204,680,338	675,827
Options closed or expired	(2,119,750,338)	(372,583)	(1,532,620,698)	(2,818,434)
Options exercised	(1,530,490,418)	(6,719,058)	(2,117,620,000)	(323,197)

Options outstanding as of February 28, 2014	—	$—	—	$—

As of February 28, 2014, the fund had no outstanding written options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of

26  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

27  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the period ended February 28, 2014, the Fund had ending monthly average notional amounts of $8,844,000 and $8,097,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended February 28, 2014, the Fund had ending monthly average notional amounts of $5,672,835 and $5,691,454 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the

28  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the period ended February 28, 2014, the Fund had ending monthly average notional amounts of $31,059,860 and $17,911,619 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

29  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the period ended February 28, 2014, the Fund had ending monthly average notional amounts of $35,525 and $44,023 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of February 28, 2014, the Fund has required certain counterparties to post collateral of $2,493,964.

30  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

31  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of February 28, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$63,867,982
Federal tax cost of other investments	(11,252,859)

Total federal tax cost	$52,615,123

Gross unrealized appreciation	$5,417,487
Gross unrealized depreciation	(2,717,570)

Net unrealized appreciation	$2,699,917

32  OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi Strategies Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	4/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	4/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	4/9/2014